SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                         ------------------

                              FORM 8-K

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OF 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported):  March 30, 1998


                           Sunbeam Corporation
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              Exact Name of Registrant Specified in Charter


          Delaware                  0001-000052            25-1638266
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   (State or Other Jurisdiction     (Commission          (IRS Employer
        of Incorporation)            File Number       Identification No.)

   1615 South Congress Avenue, Suite 200, Delray Beach, Florida    33445
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           (Address of Principal Executive Offices)             (Zip Code)


   Registrant's telephone number, including area code:  (561) 243-2100


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       (Former Name or Former Address, if Changed Since Last Report)




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

            On March 30, 1998, Sunbeam Corporation, a Delaware corporation ("Sunbeam"), acquired indirect beneficial ownership of 44,067,520 shares of common stock, par value $.01 per share (the "Coleman Shares"), of The Coleman Company, Inc., a Delaware corporation ("Coleman"), or approximately 82.4% of the total number of then outstanding Coleman Shares. The Coleman Shares acquired by Sunbeam were acquired from an indirect wholly owned subsidiary of Mafco Holdings Inc., a Delaware corporation wholly owned by Ronald O. Perelman ("Mafco"), upon consummation of the merger (the "Holdings Merger") of CLN Holdings, Inc. ("CLN Holdings"), a Delaware corporation and an indirect wholly owned subsidiary of Mafco, with and into Laser Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Sunbeam ("LAC"), pursuant to the Agreement and Plan of Merger, dated as of February 27, 1998, as amended (the "Holdings Merger Agreement"), among Sunbeam, LAC, CLN Holdings and Coleman (Parent) Holdings Inc. ("Parent Holdings"), a Delaware corporation and the former parent corporation of CLN Holdings. Pursuant to the Holdings Merger Agreement, at the effective time of the Holdings Merger, all of the members of the board of directors of Coleman resigned from their positions as directors of Coleman, the number of directors constituting the Board of Directors of Coleman was fixed at five (5), and five (5) individuals designated by Sunbeam became directors of Coleman.

            At the same time it entered into the Holdings Merger Agreement, Sunbeam also entered into an Agreement and Plan of Merger (the "Coleman Merger Agreement"), among Sunbeam, Camper Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Sunbeam ("CAC"), and Coleman pursuant to which Sunbeam will acquire the remaining publicly held Coleman Shares by means of a merger (the "Coleman Merger") of CAC with and into Coleman. In the Coleman Merger, each outstanding Coleman Share (other than Coleman Shares owned directly or indirectly by Sunbeam and any dissenting Coleman Shares) will be converted into the right to receive 0.5677 of a share of common stock, par value $.01 per share (the "Sunbeam Common Stock"), of Sunbeam and $6.44 in cash. It is currently anticipated that the Coleman Merger will be completed in the second quarter of 1998.

            The shares of Sunbeam Common Stock issued to Parent Holdings in the Holdings Merger were not registered under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, in connection with the consummation of the Holdings Merger, Sunbeam entered into a Registration Rights Agreement, dated as of March 29, 1998, with Parent Holdings (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, Parent Holdings will be entitled to cause Sunbeam to register under the Securities Act the resale of shares of Sunbeam Common Stock received by Parent Holdings in the Holdings Merger (upon expiration of certain time periods during which Parent Holdings is prohibited from selling such shares pursuant to the Holdings Merger Agreement). Sunbeam has also agreed to permit any registration statement filed by Sunbeam in connection with the Registration Rights Agreement to be used by affiliates of Coleman for resales of Sunbeam Common Stock received by such affiliates in the Coleman Merger, provided that any affiliate so registering shares must first agree to be bound by the terms of the Registration Rights Agreement.

            On April 3, 1998, Sentinel Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Sunbeam ("Sentinel"), acquired 23,288,440 shares of common stock, par value $.01 per share (the "First Alert Shares"), of First Alert, Inc., a Delaware corporation ("First Alert"), or approximately 95.7% of the then outstanding First Alert Shares, pursuant to a tender offer (the "First Alert Offer") by Sentinel to purchase all of the First Alert Shares at a price of $5.25 per share, net to the seller in cash. The First Alert Offer was made pursuant to the Agreement and Plan of Merger, dated as of February 28, 1998 (the "First Alert Merger Agreement"), among Sunbeam, Sentinel and First Alert.

            On April 6, 1998, pursuant to the terms of the First Alert Merger Agreement, Sentinel was merged with and into First Alert (the "First Alert Merger") and First Alert became a wholly owned subsidiary of Sunbeam. In the First Alert Merger, each outstanding First Alert Share (other than First Alert Shares owned directly or indirectly by Sunbeam and any dissenting First Alert Shares) was converted into the right to receive $5.25 in cash, the same price paid in the First Alert Offer.

            On April 3, 1998, Java Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Sunbeam ("Java"), acquired 9,052,179 shares of common stock, par value $.01 per share (the "Signature Brands Shares"), of Signature Brands USA, Inc., a Delaware corporation ("Signature Brands"), or approximately 98.5% of the then outstanding Signature Brands Shares, pursuant to a tender offer (the "Signature Brands Offer") by Java to purchase all of the Signature Brands Shares at a price of $8.25 per share, net to the seller in cash. The Signature Brands Offer was made pursuant to the Agreement and Plan of Merger, dated as of February 28, 1998 (the "Signature Brands Merger Agreement"), among Sunbeam, Java, and Signature Brands.

            On April 6, 1998, pursuant to the terms of the Signature Brands Merger Agreement, Java was merged with and into Signature Brands (the "Signature Brands Merger"), and Signature Brands became a wholly owned subsidiary of Sunbeam. In the Signature Brands Merger, each outstanding Signature Brands Share (other than Signature Brands Shares owned directly or indirectly by Sunbeam and any dissenting Signature Brands Shares) was converted into the right to receive $8.25 in cash, the same price paid in the Signature Brands Offer.

            The full texts of each of the Holdings Merger Agreement, the Coleman Merger Agreement, the Registration Rights Agreement, the First Alert Merger Agreement and the Signature Brands Merger Agreement have been filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

            Source and Amount of Funds or Other Consideration. The total amount of funds and other consideration required by Sunbeam to consummate the acquisitions of CLN Holdings, First Alert and Signature Brands was approximately $376,028,079 in cash and 14,099,749 shares of Sunbeam Common Stock. The consideration paid to Parent Holdings, the former sole stockholder of CLN Holdings, in the Holdings Merger consisted of $159,956,756 in cash and 14,099,749 shares of Sunbeam Common Stock. The total consideration paid to the former stockholders of First Alert in the First Alert Offer and the First Alert Merger was approximately $132,660,770 in cash, and the total consideration paid to the former stockholders of Signature Brands in the Signature Brands Offer and the Signature Brands Merger was approximately $83,410,553 in cash.

            Sunbeam obtained the cash paid to the stockholders of CLN Holdings, First Alert and Signature Brands from a combination of initial borrowings under a new bank credit facility and a recently completed offering of $2,014 million principal amount of Zero Coupon Convertible Senior Subordinated Debentures due 2018.

            The shares of Sunbeam Common Stock issued to Parent Holdings in the Holdings Merger consisted of 4,568,959 shares held in treasury by Sunbeam and 9,530,790 newly issued shares.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

(a)   Financial Statements of Businesses Acquired

      To be filed by amendment within sixty (60) days of the date of filing of this Current Report on Form 8-K, as permitted by Item 7(a)(4) of Form 8-K.

(b)   Pro Forma Financial Information

      To be filed by amendment within sixty (60) days of the date of filing of this Current Report on Form 8-K, as permitted by Item 7(b)(2) of Form 8-K.

(c)   Exhibits.

2.1 Agreement and Plan of Merger, dated as of February 27, 1998, among Sunbeam Corporation, Laser Acquisition Corp., CLN Holdings Inc. and Coleman (Parent) Holdings Inc. (incorporated by reference to Exhibit 10.t to Sunbeam's Annual Report on Form 10-K for the fiscal year ended December 28, 1997 (Sunbeam's "1997 10-K")).

2.2 Agreement and Plan of Merger, dated as of February 27, 1998, among Sunbeam Corporation, Camper Acquisition Corp. and The Coleman Company, Inc. (incorporated by reference to Exhibit 10.u to Sunbeam's 1997 10-K).

2.3 Agreement and Plan of Merger, dated as of February 28, 1998, among Sunbeam Corporation, Sentinel Acquisition Corp. and First Alert, Inc. (incorporated by reference to Exhibit 10.x to Sunbeam's 1997 10-K).

2.4 Agreement and Plan of Merger, dated as of February 28, 1998, among Sunbeam Corporation, Java Acquisition Corp. and Signature Brands USA, Inc. (incorporated by reference to Exhibit 10.v to Sunbeam's 1997 10-K).

10.1* Registration Rights Agreement, dated as of March 29, 1998, between
      Sunbeam Corporation and Coleman (Parent) Holdings Inc.

99.1* Press Release issued by Sunbeam Corporation on March 30, 1998 relating to the consummation of the Holdings Merger.

99.2* Press Release issued by Sunbeam Corporation on April 3, 1998 relating to the consummation of the First Alert Offer.

99.3* Press Release issued by Sunbeam Corporation on April 3, 1998 relating to the consummation of the Signature Brands Offer.

*     Filed herewith.


ITEM 8.  CHANGE IN FISCAL YEAR.

            On March 27, 1998, the Board of Directors of Sunbeam, acting by unanimous written consent in lieu of a meeting, amended the By-Laws of Sunbeam to change Sunbeam's fiscal year to the year ending on December 31 of each year. Prior to such amendment, the By-Laws of Sunbeam provided for a fiscal year which ended on the Sunday closest to the 31st of December of each year. The transition period created by this change in fiscal year will be covered by Sunbeam's Quarterly Report on Form 10-Q for the fiscal quarter ending on March 31, 1998.



                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNBEAM CORPORATION


                                    By: /s/ David C. Fannin
                                        -----------------------------------
                                        Executive Vice President, Secretary
                                            and Chief Legal Officer


April 13, 1998



                               EXHIBIT INDEX

2.1 Agreement and Plan of Merger, dated as of February 27, 1998, among Sunbeam Corporation, Laser Acquisition Corp., CLN Holdings Inc. and Coleman (Parent) Holdings Inc. (incorporated by reference to Exhibit 10.t to Sunbeam's Annual Report on Form 10-K for the fiscal year ended December 28, 1997 (Sunbeam's "1997 10-K")).

2.2 Agreement and Plan of Merger, dated as of February 27, 1998, among Sunbeam Corporation, Camper Acquisition Corp. and The Coleman Company, Inc. (incorporated by reference to Exhibit 10.u to Sunbeam's 1997 10-K).

2.3 Agreement and Plan of Merger, dated as of February 28, 1998, among Sunbeam Corporation, Sentinel Acquisition Corp. and First Alert, Inc. (incorporated by reference to Exhibit 10.x to Sunbeam's 1997 10-K).

2.4 Agreement and Plan of Merger, dated as of February 28, 1998, among Sunbeam Corporation, Java Acquisition Corp. and Signature Brands USA, Inc. (incorporated by reference to Exhibit 10.v to Sunbeam's 1997 10-K).

10.1* Registration Rights Agreement, dated as of March 29, 1998, between
      Sunbeam Corporation and Coleman (Parent) Holdings Inc.

99.1* Press Release issued by Sunbeam Corporation on March 30, 1998 relating to the consummation of the Holdings Merger.

99.2* Press Release issued by Sunbeam Corporation on April 3, 1998 relating to the consummation of the First Alert Offer.

99.3* Press Release issued by Sunbeam Corporation on April 3, 1998 relating to the consummation of the Signature Brands Offer.

*     Filed herewith.